Rydex ETF Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

RYDEX ETF TRUST

Guggenheim Domestic Equal Weight ETFs
Guggenheim MSCI Emerging Markets Equal Country Weight ETF
Guggenheim S&P Equal Weight Sector ETFs
Guggenheim Russell Top 50® Mega Cap ETF
Guggenheim S&P Pure Style ETFs
(each, a “Fund”)

Supplement dated June 3, 2015 to the Rydex ETF Trust Summary Prospectuses (collectively, the “Prospectuses”) dated February 28, 2015.

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Effective immediately, the information under “Portfolio Managers” in each Fund’s Fund Summary section of the Prospectuses is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGERS

•	Michael P. Byrum, CFA, Senior Vice President. Mr. Byrum has been associated with the Advisor since it was founded in 1993.

•	James R. King, CFA, Portfolio Manager. With the exception of the period from March 15, 2008 to January 18, 2011, Mr. King has been associated with the Advisor since 1996.

•	Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with the Advisor since 2004.

Please retain this supplement for future reference.

RDXETF-SUMPRO-SUP-0615x0216